PRIVATE CAPITAL MANAGEMENT VALUE FUND

Class A	Class C	Class I	Class R
VFPAX		VFPIX

OF

FUNDVANTAGE TRUST

PROSPECTUS

SEPTEMBER 1, 2012

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Fund Summary	1

More Information about the Fund’s Investment Objective, Strategies and Risks	7
Investment Objective	7
Investment Strategies	7
Risks	9

More Information about Management of the Fund	12
Investment Adviser	12
Portfolio Manager	12
Analyst Team	12

Shareholder Information	14
Pricing of Shares	14
Purchase of Shares	15
To Open an Account Through a Financial Intermediary	19
Redemption of Shares	22
To Redeem from your Account	23
Transaction Policies	25
Shareholder Services	26
Distributions	26
More Information about Taxes	26
Financial Highlights	29

For More Information	Back Cover

i

FUND SUMMARY

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Investment Objective

The Private Capital Management Value Fund (the “Fund”) seeks to achieve long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts with respect to Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Fund.  More information about these and other discounts is available from your financial professional and in the section entitled “Purchase of Shares” on page 15 of the Fund’s prospectus.

Shareholder Fees (fees paid directly from your investment):

	Class A		Class C		Class I	Class R
Maximum Sales Charge (Load) imposed on Purchases (as a percentage of offering price)	5.00%		None		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00	%(1)	1.00	%(1)	None	None
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	2.00%		2.00%		2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.90%		0.90%		0.90%	0.90%
Distribution and/or Service (Rule 12b-1) Fees	0.25%		1.00%		None	0.50%
Other Expenses	0.78%		0.77%		0.77%	0.77%
Total Annual Fund Operating Expenses(2)	1.93%		2.67%		1.67%	2.17%
Fee Waiver and/or Expenses Reimbursement	(0.68)%		(0.67)%		(0.67)%	(0.67)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	1.25%		2.00%		1.00%	1.50%

(1)          A 1.00% contingent deferred sales charge (“CDSC”) may apply to investments of $750,000 or more of Class A shares (and therefore no initial sales charge was paid by the shareholder) when shares are redeemed within 12 months after initial purchase.  The CDSC shall not apply to those purchases of Class A shares of $750,000 or more where the selling broker dealer was not paid a commission.  A CDSC of 1.00% is assessed on redemptions of Class C shares made within 12 months after purchase.

(2)          Private Capital Management, L.P. (“Private Capital” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.00% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2014, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination.  The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund.  No recoupment will occur unless the Fund’s expenses are below the Expense Limitation.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $25,000 (investment minimum) in the Fund’s Class A and

Class C shares, $750,000 (investment minimum) in Class I shares and $10,000 in Class R shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting any contractual fee waivers).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$1,552	$2,367	$3,416	$6,332
Class C	$508	$1,747	$3,230	$7,251
Class I	$7,650	$29,379	$58,315	$139,520
Class R	$153	$546	$1,038	$2,394

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 18.19% of the average value of its portfolio.

Summary of Principal Investment Strategies

The Fund, under normal circumstances, primarily invests in common stocks of companies listed on stock exchanges in North America.  There are no limits on the market capitalizations of the companies in which the Fund may invest.

The Adviser applies a fundamental value, research driven investment approach.  The Adviser seeks to identify businesses that it believes are significantly mispriced by the public market.  The Adviser values companies using a variety of measures, including an estimate of a company’s capacity to generate discretionary cash flow (cash flow from operations after required capital expenditures) over time and the long-term value of its assets.  The Adviser seeks to identify companies that are out of favor, underappreciated or misunderstood, and thereby trade at a significant discount to the Adviser’s estimation of long-term intrinsic value.

The Adviser looks for companies that it believes have entrenched market positions or sustainable competitive advantages; competent management whose interests are aligned with creating long-term shareholder value; corporate cultures that are consistent with good governance and appropriately responsive to shareholders – the company’s ultimate owners; and the ability to compete effectively and succeed under various industry and broader economic scenarios.  Consistent with its primary objective of achieving long-term capital appreciation, the Adviser generally expects to hold its investment in a company for a period of 3 to 5 years.

The Adviser continually re-evaluates companies in which it has invested and will scale back or exit a position as a company’s market price approaches the Adviser’s price target or when a change in a fundamental aspect of the company or its operating environment materially affects the Adviser’s investment view. The Adviser will often continue to hold, or add to, positions with declining share prices so long as the factors driving the price decline do not result in a negative revision to the Adviser’s overall investment assessment of the company.

The Fund is non-diversified, which means that a significant portion of the Fund’s assets may be invested in the securities of a single or small number of companies and/or in a more limited number of sectors than a diversified mutual fund.  Although the Fund may not invest 25% or more of its net assets in a single industry, the Fund expects to focus its investments in one or more sectors of the economy or stock market as conditions warrant and opportunities present themselves.

Summary of Principal Risks

The Fund is subject to the principal risks summarized below.  These risks could adversely affect the Fund’s net asset value (“NAV”), yield and total return.  It is possible to lose money by investing in the Fund.

•                  Currency Translation Risk:  A significant number of companies in which the Fund invests rely on markets outside the United States for a portion of their operating revenues.  These revenues are frequently denominated in currencies other than the U.S. dollar.  As a result, these companies face a risk that revenues can be affected by changes in the exchange rate between the local currencies in which revenues are denominated and the U.S. dollar.  A relative decline in the value of the U.S. dollar would have the effect of increasing the dollar amount of revenues generated in local currencies, while a relative strengthening of the U.S. dollar would have the opposite effect.  While the Adviser evaluates potential currency translation effects along with other factors in making investment decisions, the Adviser does not take steps to hedge potential currency translation risks.

•                  Foreign Securities Risk:  The risk that investing in foreign (non-U.S.) securities, including Canadian securities, may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline.

•                  Management Risk:  As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds.  In particular, the Fund faces the risk of loss as a result of mis-estimation or other errors by the Adviser in its fundamental analysis regarding the companies in which the Fund invests.  The Adviser may also miss out on an investment opportunity because the assets necessary to take advantage of the opportunity are tied up in less advantageous investments.

•                  Market Risk:  The risk that the value of securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market. It includes the risk that a particular style of equity investing, such as growth or value, may underperform the market generally.

•                  Non-Diversification Risk:  The risk that since the Fund is non-diversified and may invest a larger portion of its assets in the securities of a single issuer than a diversified fund, an investment in the Fund could fluctuate in value more than an investment in a diversified fund.

•                  Sector Risk:  The Fund may focus its investments from time to time in a limited number of economic sectors.  The Fund is unlikely to have exposure to all economic sectors.  To the extent that it focuses in a limited number of economic sectors, developments affecting companies in those sectors will likely have a magnified effect on the Fund’s NAV and total returns and may subject the Fund to greater risk of loss. Accordingly, the Fund could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of securities and sectors.

•                  Value Investing Risk:   A value-oriented investment approach is subject to the risk that a security believed to be undervalued does not appreciate in value as anticipated or experiences a decline in value.

Performance Information

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing:

•                  changes in the Fund’s performance from year-to-year; and

•                  how the Fund’s average annual returns for one year, five year, ten year and since inception periods compared with those of a broad measure of market performance.

The Fund’s past performance (both before and after taxes) does not necessarily indicate how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.private-cap.com or by calling the Fund toll-free at (888) 568-1267.

The annual returns in the bar chart are for the Fund’s Class I shares and do not reflect sales loads.  If sales loads were reflected, returns would be lower than those shown.  In addition, total returns would have been lower had certain fees and expenses not been waived or reimbursed.

Annual Total Returns For Past Ten Calendar Years — Class I(1)

Calendar Year-to-Date Total Return as of June 30, 2012:  5.55%

During the periods shown in the bar chart, the Fund’s best quarter was up 23.81% (2nd quarter of 2009) and the Fund’s worst quarter was down –33.47% (4th quarter of 2008).

Average Annual Total Returns For Periods Ended December 31, 2011

Private Capital Management Value Fund Class I Shares(1)	1 Year	5 Years	10 Years	Since Inception (1/1/87)
Return Before Taxes	-1.45%	-3.49%	4.51%	14.86%
Return After Taxes on Distributions (2)	-2.27%	N/A	N/A	N/A
Return After Taxes on Distributions and Sale of Shares (2)	-0.82%	N/A	N/A	N/A
S&P 500 Index(3) (reflects no deductions for fees, expenses or taxes)	2.11%	-0.25%	2.92%	9.28%
Russell 2000 Index(4) (reflects no deductions for fees, expenses or taxes)	-4.18%	0.15%	5.62%	8.68%

Private Capital Management Value Fund Class A Shares	1 Year	5 Years	10 Years	Since Inception (10/6/10)
Return Before Taxes	-6.44%	N/A	N/A	5.24%
S&P 500 Index(3) (reflects no deductions for fees, expenses or taxes)	2.11%	-0.25%	2.92%	11.20%
Russell 2000 Index(4) (reflects no deductions for fees, expenses or taxes)	-4.18%	0.15%	5.62%	9.89%

(1)          Performance shown for the period from January 1, 1987 to May 28, 2010 is the performance of a corporate defined contribution plan account (the “Predecessor Account”), which transferred its assets to the Fund in connection with the Fund’s commencement of operations on May 28, 2010 and does not reflect any taxes that you may pay as a result of any distributions or sale of shares of the Fund.  The Class C shares and the Class R shares have not yet started operations.  The Class C shares and the Class R shares would have had substantially similar annual returns because the shares are invested in the same portfolio. Annual returns would differ only to the extent that the Classes have different expenses.

(2)          After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The “Return After Taxes on Distributions and Sale of Shares” for Class I shares is higher than the “Return Before Taxes” and the “Return After Taxes on Distributions” because of realized losses that would have been sustained upon the sale of Fund shares immediately after the relevant periods. After-tax returns shown are for Class I shares; after-tax returns for Class C, Class A and Class R shares will vary.

(3)          The S&P 500 Index is a market-value weighted unmanaged index of 500 stocks chosen for market size, liquidity and industry group representation.

(4)          The Russell 2000 Index is an unmanaged index measuring the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.  The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on market capitalization, which represents approximately 98% of the investable U.S. equity market.

Management of the Fund

Investment Adviser

Private Capital Management, L.P.

Portfolio Managers

Gregg J. Powers is the President, CEO and Chairman of Private Capital Management, L.P. and has been managing the Fund since 2010 and the Predecessor Account since 1994.  Mr. Powers is the Fund’s Lead Portfolio Manager.

Michael J. Chapman, CFA, joined Private Capital in 2009 as a Senior Investment Analyst. Mr. Chapman was named Co-Portfolio Manager in March 2012.

Purchase and Sale of Fund Shares

Minimum Investment Requirements

Account Type	Minimum	Class A	Class C	Class I	Class R
Regular Accounts	Initial Investment	$25,000	$25,000	$750,000	No Minimum
	Additional Investments	$250	$250	No Minimum	No Minimum
Individual Retirement Accounts	Initial Investment	$25,000	$25,000	$750,000	No Minimum
	Additional Investments	$250	$250	No Minimum	No Minimum
Automatic Investment Plan	Initial Investment	$2,500	$2,500	N/A	N/A
	Additional Investments	$250	$250	N/A	N/A

You can only purchase and redeem shares of the Fund on days the New York Stock Exchange (the “Exchange”) is open.  Shares may be redeemed through the means described below.

Redemption by mail:

Regular mail: Private Capital Management Value Fund FundVantage Trust c/o BNY Mellon Investment Servicing P.O. Box 9829 Providence, RI 02940-8029	Overnight mail: Private Capital Management Value Fund FundVantage Trust c/o BNY Mellon Investment Servicing 4400 Computer Drive Westborough, MA 01581-1722 (888) 568-1267

Redemption by telephone:

Call Fund shareholder services (“Shareholder Services”) toll-free at (888) 568-1267.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.  Such distributions are not currently taxable when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shares that are held in a tax-deferred account may be taxed as ordinary income or capital gains once they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers or Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MORE INFORMATION ABOUT THE FUND’S
INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

INVESTMENT OBJECTIVE

The Fund seeks to achieve long-term capital appreciation.  This investment objective may be changed by the Board of Trustees without shareholder approval upon written notice to shareholders.  There is no guarantee that the Fund will achieve its investment objective.

INVESTMENT STRATEGIES

Principal Investment Strategies

The Fund, under normal circumstances, primarily invests in common stocks of companies listed on stock exchanges in North America.  There are no limits on the market capitalizations of the companies in which the Fund may invest.

The Adviser applies a fundamental value, research driven investment approach.  The Adviser’s goal is to identify businesses that it believes are significantly mispriced by the public market.  The Adviser values companies using a variety of measures, including an estimate of a company’s capacity to generate discretionary cash flow over time and the long-term value of its assets.  The Adviser defines discretionary cash flow as cash flow from operations after required capital expenditures.  The Adviser seeks to identify companies that are out of favor, underappreciated or misunderstood, and thereby trade at a significant discount to the Adviser’s estimation of long-term intrinsic value.

The Adviser believes that companies can become (and in some cases remain for an extended period) significantly mispriced for reasons that do not materially detract from the company’s long-term intrinsic value.  Such circumstances may arise as a result of, for instance, short-term (or in some cases successive) earnings disappointments; skepticism or uncertainty regarding management or market strategy; negative market perceptions about an industry that fail to adequately account for a company’s particular advantages; or negative company specific sentiment or publicity that is not likely to coincide with a long-term erosion in shareholder value.  Mispricing can also occur as a result of complexity in a company’s business model or when positive developments go unnoticed or are not fully reflected in the company’s share price.  Management improvements, new product or strategic initiatives, or changes in competitive environment often develop over time and may ultimately have a much greater impact on shareholder value than initially anticipated.

While the Adviser’s bottom-up analysis of each company will in some ways differ, the analysis process generally includes the following:

Ongoing quantitative screening to identify publicly traded companies that are potentially significantly mispriced by the stock market.

The Adviser conducts extensive financial screening leveraging its proprietary analytical capabilities, referrals from its industry contacts, and its own in-depth knowledge developed over more than 20 years of investing in public companies.  In identifying opportunities, the investment team also draws upon domain expertise in diverse fields such as technology, financial services, consumer discretionary, healthcare, natural resources and communications.

Rigorous financial analysis, focusing on “discretionary cash flow.”

Once a potential investment opportunity is identified, the Adviser performs rigorous financial analysis focused on valuing the company’s business operations and assets over an identifiable investment horizon.  Included in this analysis is a focus on conducting financial statement adjustments to better reflect a fair valuation of the company’s assets, liabilities and to identify any potential “footnote” risks such as off-balance sheet liabilities, underfunded pension plans and overly aggressive accounting policies.  The Adviser places significant emphasis on a company’s capacity to generate discretionary cash flow over time.

The Adviser believes that discretionary cash flow is a superior measure of a business’ true economic value and, ultimately, its ability to create value for shareholders.  Companies can use discretionary cash flow to undertake a number of activities that can increase shareholder value including (i) stock repurchases, (ii) paying down debt, (iii) paying dividends to shareholders, or (iv) expanding operations or acquiring new businesses to enhance the company’s strategic position and overall value.  Conversely, earnings per share, the indicator commonly used by many analysts, is prone to a broad range of distortions and management discretion that may mask significant problems with the underlying business.

In-depth qualitative analysis.

In addition to its quantitative analysis, the Adviser undertakes an in-depth qualitative assessment of the company.  As a part of this assessment the Adviser evaluates the company’s operations and business strategy; the intellect, ability, motivation and focus of company management and other key employees; compensation practices and incentive horizons; the company’s philosophy and corporate culture; the level of goal congruency between management and shareholders; and management’s candor and willingness to engage in dialogue with shareholders and the investment community at large.  The Adviser also evaluates management’s history of creating (or failing to create) value for shareholders.  In the course of this analysis, the Adviser will routinely seek input from, among others, management, competitors, suppliers, customers and other significant industry participants.

The Adviser looks for companies that have entrenched market positions or sustainable competitive advantages; competent management whose interests are aligned with creating long-term shareholder value; corporate cultures that are consistent with good governance and appropriately responsive to shareholders – the company’s ultimate owners; and the ability to effectively compete and succeed under various industry and broader economic scenarios.  A primary goal of this inquiry is to support and further the Adviser’s quantitative analysis, as well as to allow the Adviser to identify and evaluate opportunities and risks that may not be fully reflected in the company’s public filings.

Long-term focus.

The Adviser approaches its investment analysis as though it intends to acquire and hold the entire company.  This “acquisition due diligence” approach guides the Adviser through both its qualitative and quantitative analysis.  Where the Adviser identifies shortcomings or potential risks associated with a potential investment, it will seek to analyze and account for them relative to the overall attractiveness of the opportunity, understanding that risk or market uncertainty may be central contributors to a compelling valuation.  Consistent with its primary objective of creating long-term capital appreciation, the Adviser generally expects to hold an investment for a period of 3 to 5 years, though the actual holding period may vary based on market and company specific factors.

The Adviser normally initiates positions at weightings of between 1% and 2% of Fund assets.  Position weightings may grow significantly over time, both through appreciation and additional purchases.  The Adviser normally maintains core position weightings of between 2% and 5%, though in certain instances positions may comprise as much as 10% of Fund assets.  The Fund’s 10 largest holdings may frequently exceed 40% of the Fund’s assets.

The Adviser continually re-evaluates companies in which it has invested and will scale back or exit a position as a company’s market price approaches the Adviser’s target price or when a change in a fundamental aspect of the company or its operating environment materially affects the Adviser’s investment view.  The Adviser will often continue to hold, or add to, positions with declining share prices so long as the factors driving the market decline do not result in a negative revision to the Adviser’s overall investment assessment of the company.

The investments and strategies discussed above are those that the Adviser will use under normal market conditions. The Fund also may use other strategies and engage in other investment practices, which are described below under “Other Investment Strategies” and in the Fund’s Statement of Additional Information (“SAI”).

Other Investment Strategies

The Fund may invest in equity related securities (such as convertible bonds, convertible preferred stock, warrants, options and rights).  The price of a convertible security normally will vary in some proportion to changes in the price of the underlying common stock because of either a conversion or exercise feature.  However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock.  Additionally, a convertible security normally also will provide income and therefore is subject to interest rate risk.  While convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases.

The Fund may hedge overall portfolio exposure through the purchase and sale of index and individual put and call options.  The decision as to whether and to what extent the Fund will engage in hedging transactions (such as the purchase and sale of index and individual put and call options) to hedge against portfolio risk will depend on a number of factors, including prevailing market conditions, the composition of the Fund and the availability of suitable transactions.  Accordingly, there can be no assurance that the Fund will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful.  Hedging transactions involve costs and may result in losses.  The risks associated with options include: the potential inability to terminate or sell a position, the lack of a liquid secondary market for the Fund’s position and the risk that the counterparty to the transaction will not meet its obligations.

The Fund may also invest in fixed income securities.  The market value of fixed income investments changes in response to interest rate changes and other factors.  During periods of falling interest rates, the values of fixed income securities generally rise and during periods of rising interest rates, the values of those securities generally fall.  While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

The Fund may borrow to the extent permitted by the Investment Company Act of 1940, as amended (“1940 Act”).  At times, the Fund may be required to segregate or earmark certain assets determined to be liquid by the Adviser (generally short-term investment grade fixed income securities) to cover borrowings or its obligations under certain investments such as reverse repurchase agreements and derivative instruments (including options contracts).

In anticipation of or in response to adverse market or other conditions or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a larger than normal portion of its assets in U.S. Government securities, money market funds, cash or cash equivalents.  The Adviser will determine when market conditions warrant temporary defensive measures.  Under such conditions, the Fund may not invest in accordance with its investment objective or principal investment strategy and may not achieve its investment objective.

RISKS

The following is a list of certain principal risks that may apply to your investment in the Fund.  Further information about investment risks is available in the Fund’s SAI:

•                  Currency Translation Risk:  A significant number of companies in which the Fund invests rely on markets outside the United States for a portion of their operating revenues.  These revenues are frequently denominated in currencies other than the U.S. dollar.  As a result, these companies face a risk that revenues can be affected by changes in the exchange rate between the local currencies in which revenues are denominated and the U.S. dollar.  A relative decline in the value of the U.S. dollar would have the effect of increasing the dollar amount of revenues generated in local currencies, while a relative strengthening of the U.S. dollar would have the opposite effect.  While the Adviser evaluates potential currency translation effects along with other factors in making investment decisions, the Adviser does not take steps to hedge potential currency translation risks.

•                  Foreign Securities Risk:  Foreign securities include direct investments in non-U.S. dollar-denominated securities, including Canadian securities, traded primarily outside of the United States and dollar-denominated securities of foreign issuers.  Foreign securities involve special risks and costs, which are considered by the Adviser in evaluating the creditworthiness of issuers and making investment decisions for the Fund. Foreign securities fluctuate in price because of political, financial, social and economic events in foreign countries. A foreign security could also lose value because of more or less stringent foreign securities regulations and less stringent accounting and disclosure standards. In addition, foreign markets may have greater volatility than domestic markets and foreign securities may be less liquid and harder to value than domestic securities. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their obligations. The performance of investments in securities denominated in a foreign currency also will depend, in part, on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which otherwise could affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally results in an increase in value of a foreign currency-denominated security in terms of U.S. dollars. A decline in the value of the foreign currency relative to the U.S. dollar generally results in a decrease in value of a foreign currency-denominated security. Additionally, many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, the decline in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world.

Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also may involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.

In addition to the risks described above, the Fund may be subject to risks relating to its investment in Canadian securities.  The Canadian economy may be significantly affected by the U.S. economy, given that the United States is Canada’s largest trading partner and foreign investor.  Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994, total two-way merchandise trade between the United States and Canada has more than doubled.  To further this relationship, all three NAFTA countries entered into The Security and Prosperity Partnership of North America in March 2005, which addressed economic and security related issues.  The new Agreement may further affect Canada’s dependency on the U.S. economy.  In addition, past periodic demands by the Province of Quebec for sovereignty have significantly affected equity valuations and foreign currency movements in the Canadian market.

•                 Management Risk:  As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds.  As a high conviction investor, the Adviser typically takes significant, long-term positions in companies it believes are undervalued by the market.  Companies in which the Fund invests may remain out of favor with the market for extended periods of time.  The Fund faces the risk of loss as a result of mis-estimation or other errors by the Adviser in its fundamental analysis regarding the companies in which the Fund invests.  The Fund’s investment style is unlikely to result in performance that closely correlates to specific market indices over time and may include extended periods of underperformance as compared to the broader market. There is no assurance investors will not lose principal invested in the Fund. The Adviser may also miss out on an investment opportunity because the assets necessary to take advantage of the opportunity are tied up in less advantageous investments.

•                  Market Risk:  Market risk is the risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Securities markets may experience great short-term volatility and may fall sharply at times. Different markets may behave differently from each other and a foreign market may move in the opposite direction from the U.S. market. Stock prices have historically risen and fallen in periodic cycles. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Price changes may be temporary or last for extended periods. Accordingly, the values of the equity investments that the Fund holds may decline over short or extended periods. This volatility means that the value of your investment in the Fund may increase or decrease. You could lose money over short periods due to fluctuation in the Fund’s NAV in response to market movements, and over longer periods during market downturns.

Over the past several years, stock markets have experienced substantial price volatility. Growth stocks are generally more sensitive to market movements than other types of stocks and their stock prices may therefore be more volatile and present a higher degree of risk of loss. Value stocks, on the other hand, may fall out of favor with investors and underperform growth stocks during any given period.

•                  Non-Diversification Risk:  A non-diversified fund may invest a larger portion of its assets in a single issuer.  A non-diversified fund’s greater investment in a single issuer makes the fund more susceptible to financial, economic or market events impacting such issuer. A decline in the value of or default by a single security in the non-diversified fund’s portfolio may have a greater negative effect than a similar decline or default by a single security in a diversified portfolio.

•                  Sector Risk:  The Fund may focus its investments on one or more sectors and is unlikely to have exposure to all sectors.  To the extent that it focuses in a limited number of economic sectors, developments affecting companies in those sectors will likely have a magnified effect on the Fund’s NAV and total returns and may subject the Fund to greater risk of loss.  Accordingly, the Fund could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of securities and sectors.

•                  Value Investing Risk: A value-oriented investment approach is subject to the risk that a security believed to be undervalued does not appreciate in value as anticipated.  The returns on “value” equity securities may be less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced. Different types of stocks tend to shift in and out of favor depending on market and economic conditions and the Fund’s performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the Fund’s SAI, which is available, free of charge, by calling (888) 568-1267 and on the Fund’s website at www.private-cap.com.  The SAI may also be viewed or downloaded, free of charge, from the EDGAR database on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

MORE INFORMATION ABOUT MANAGEMENT OF THE FUND

The Board of Trustees supervises the management, activities and affairs of the Fund and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Fund and its shareholders.

INVESTMENT ADVISER

Private Capital is a registered investment adviser located at 8889 Pelican Bay Boulevard, Suite 500, Naples, FL 34108.  Private Capital was founded in 1986 and, in addition to serving as the investment adviser to the Fund, provides portfolio management services to individuals, institutions, corporate retirement plans, other pooled investment vehicles and offshore funds.  As of July 31, 2012, Private Capital had approximately $1.3 billion in assets under management.  Private Capital, subject to the general oversight of the Trust’s Board of Trustees, has overall responsibility for directing the investments of the Fund in accordance with its investment objective, policies and limitations.  For the fiscal year ended April 30, 2012, Private Capital received an aggregate investment advisory fee as a percentage of average net assets of 0.23% of the Fund.

A discussion of the basis for the Board of Trustees’ approval of the investment management contract between Private Capital and the Trust, on behalf of the Fund, is available in the Fund’s semi-annual report to shareholders for the fiscal period ended April 30, 2012.

PORTFOLIO MANAGERS

Gregg J. Powers is the Fund’s Lead Portfolio Manager.  Mr. Powers served as Co-Portfolio Manager at Private Capital from the early 1990s through early 2009, when he became the firm’s sole Portfolio Manager.  As Portfolio Manager, Mr. Powers oversees all aspects of the investment of client portfolios.  Mr. Powers joined Private Capital’s investment research team in 1988.  In his prior role as Co-Portfolio Manager, Mr. Powers was credited with the primary underwriting of Private Capital’s investments in technology, healthcare and telecommunications.  Mr. Powers became President of Private Capital in 1999, CEO in 2008, and assumed the role of Chairman in 2009.  Prior to joining Private Capital, Mr. Powers was a healthcare analyst at Raymond James Financial.  Mr. Powers has a Bachelor of Science degree in Finance from the University of Florida.

Michael J. Chapman, CFA, is the Fund’s Co-Portfolio Manager. Mr. Chapman joined Private Capital in 2009 as a Senior Investment Analyst.  Previously, Mr. Chapman served as a Co-Portfolio Manager for the Mid-Cap Basic Value Fund at AIM Investments from 2001 to 2009; an equity analyst for private wealth manager Gulf Investment Management in 1999; an equity analyst for JPMorgan Fleming from 1999 to 2001; and as a natural resource analyst for U.S. Global Investors from 1995 to 1999.  A petroleum engineer by training, Mr. Chapman has experience covering a broad range of small/mid capitalization companies in diverse areas, including basic materials, telecom, natural resources, utilities, consumer staples, and industrials. Mr. Chapman earned both his Master of Arts degree in Energy and Mineral Resources, and his Bachelor of Science degree in Petroleum Engineering, from the University of Texas.

The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Fund shares.

ANALYST TEAM

David A. Sissman joined Private Capital in 2009 as a Senior Investment Analyst.  Previous positions include founding principal of the value-oriented long/short equity fund at Brightpoint Capital (the public equity subsidiary of H.I.G. Capital) from 2005 to 2009, where he focused primarily on healthcare, business services, and special situation investments.  Mr. Sissman also served as a principal within H.I.G. Capital’s private equity group from 2001 to 2005, and worked at Bain & Company from 1996 to 1999, where he developed strategic plans and identified operational improvements for Fortune 500 companies.  Mr. Sissman holds an MBA from Harvard Business School.  He received his Bachelor of Arts degree in Statistics and Spanish from Rice University.

Erick A. E. Sönne joined Private Capital in 2010 as an Investment Analyst.  Previously, Mr. Sönne served as a research analyst for Steinberg Asset Management in New York from 2004 to 2010.  He focuses on a broad range of industries including energy, insurance, transportation, and agriculture.  Mr. Sönne earned a Bachelor of Science degree in Foreign Service from Georgetown University School of Foreign Service and is a Level III Candidate in the Chartered Financial Analyst (CFA) Program.

SHAREHOLDER INFORMATION

PRICING OF SHARES

The price of the Fund’s shares is based on its NAV.  The Fund values its assets, based on current market values when such values are available.  The NAV per share of the Fund is calculated as follows:

Value of Assets Attributable to the Shares
–	Value of Liabilities Attributable to the Shares
NAV =	Number of Outstanding Shares

The Fund’s NAV per share is calculated once daily at the close of regular trading on the Exchange (typically 4:00 p.m., Eastern time) on each business day (i.e., a day that the Exchange is open for business).  The Exchange is generally open on Monday through Friday, except national holidays.  The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received in good form by an authorized financial institution or the transfer agent, plus any applicable sales charges.

The Fund’s equity securities listed on any national or foreign exchange market system will be valued at the last sale price.  Equity securities traded in the over-the-counter market are valued at their closing sale or official closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close.  Prices for equity securities normally are supplied by an independent pricing service approved by the Board of Trustees.  Fixed income securities are valued based on market quotations, which are furnished by an independent pricing service.  Fixed income securities having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.  Any assets held by the Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Fund determines the daily NAV per share.  Foreign securities may trade on weekends or other days when the Fund does not calculate NAV.  As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund.  Investments in any mutual fund are valued at their respective NAVs as determined by those mutual funds each business day (which may use fair value pricing as disclosed in their prospectuses).

Securities that do not have a readily available current market value are valued in good faith under the direction of the Board of Trustees.  The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available and has delegated to the Adviser the responsibility for applying the valuation methods.  In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser.  On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Trust’s Valuation Committee.  The Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing.  However, fair values determined pursuant to the Fund’s procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of the Exchange, that materially affect the values of the Fund’s securities or assets.  In addition, market quotes are considered not readily available when, due to extraordinary circumstances, an exchange or market on which a security trades does not open for trading for the entire day and no other market prices are available.  The Board of Trustees has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

PURCHASE OF SHARES

You may purchase shares of the Fund through financial intermediaries authorized to sell Fund shares.  Such financial intermediaries may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. “Financial intermediaries” include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries and any other firm having a selling, administration or similar agreement.

Share Classes

The Fund offers Class A, C, I and R shares.  Each Class of shares has different expenses and distribution arrangements to provide for different investment needs.  This allows you to choose the class of shares most suitable for you depending on the amount and expected length of your investment and other relevant factors.  Sales personnel may receive different compensation for selling each class of shares.  Class A shares and Class C shares are for individuals, corporate investors and certain retirement plans.  Class I shares are typically offered to corporations or other institutions such as trusts, foundations, broker-dealers purchasing for the accounts of others or certain clients of the Adviser or its affiliates.  If you purchase Class I shares through an institutional organization, you may be charged a transaction-based fee or other fee for the services of such organization.  Class R shares are typically offered to employee benefit plans including, but not limited to, 401(k) plans, 457 plans, 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans.  Class R shares are also generally available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund. Class R shares generally are not available to retail nonretirement accounts, traditional and Roth individual retirement accounts (“IRAs”), Coverdell Education Savings Accounts, simplified employee pension (“SEPs”), Salary Reduction Simplified Employee Pension Plan (“SARSEPs”), Savings Incentive Match Plan for Employees (“SIMPLE IRAs”) and 529 college savings plans.

Class A	Class C	Class I	Class R
Initial sales charge of 5.00% or less	No initial sales charge	No initial sales charge	No initial sales charge

1.00% deferred sales charge may apply if redeemed within 12 months (1)	1.00% deferred sales charge if redeemed within 12 months(2)	No deferred sales charge	No deferred sales charge

Lower annual expenses than Class C and Class R shares due to lower distribution fees; Higher annual expenses than Class I shares	Higher annual expenses than Class A, Class I and Class R shares due to higher distribution fees	Lower annual expenses than Class A, Class C and Class R shares due to no distribution fee	Lower annual expenses than Class C shares due to lower distribution fees; Higher annual expenses than Class A and Class I shares due to higher distribution fees

(1)          A 1.00% CDSC may apply for investments of $750,000 or more of Class A shares (and therefore no initial sales charge was paid by the shareholder) and shares are redeemed within 12 months after initial purchase.  The CDSC shall not apply to those purchases of Class A shares of $750,000 or more where the selling broker-dealer was not paid a commission.  Investors should inquire with their financial intermediary regarding whether the CDSC is applicable to them.

(2)          A CDSC of up to 1.00% may apply for investments of Class C shares redeemed within 12 months after initial purchase.

Shares representing interests in the Fund are offered on a continuous basis for sale by the Fund’s principal underwriter, Foreside Funds Distributors LLC (the “Underwriter”).  You can purchase Class A, C, I and R shares of the Fund through certain broker-dealers and other financial intermediaries, as discussed below.  Shares of the Fund are offered only to residents of states in which the shares are registered or qualified. No share certificates are issued in connection with the purchase of Fund shares.  The Fund reserves the right to waive the minimum initial investment requirement for any investor.

CLASS A SHARES

Distribution Plan

The Board of Trustees, on behalf of the Fund’s Class A shares, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution and service fees for the sale and distribution of its shares and for services provided to its shareholders.  Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges. The distribution plan for Class A shares provides for payments of up to 0.25% of the average daily net assets of the Fund’s Class A shares.

Front-End Sales Charge

Sales of Class A shares of the Fund include a front-end sales charge (expressed as a percentage of the offering price) as shown in the following table:

Class A Shares – Front-End Sales Charge

Amount of Single Transaction	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Net Amount Invested	Dealer Concession as a Percentage of Offering Price
Less than $50,000	5.00%	5.26%	4.50%
$50,000 but less than $100,000	4.50%	4.71%	4.00%
$100,000 but less than $250,000	3.50%	3.63%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.25%
$500,000 but less than $750,000	1.50%	1.52%	1.25%
$750,000 or more	0.00%	0.00%	0.00%

Selected dealers who have entered into an agreement with the Underwriter may receive a dealer concession.  The dealer’s concession depends on which class of shares you choose and may be changed from time to time.  Currently, on Class A shares, dealers receive the concession set forth in the table above, as well as the 0.25% distribution fee (12b-1).  On some occasions, such incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund during a specified period of time.  A dealer who receives all or substantially all of the sales charge may be considered an “underwriter” under the Securities Act of 1933, as amended.  Selected dealers may receive a commission as a percentage of the offering price of Class A shares on purchases of $750,000 or more of Class A shares.  If a dealer receives such commission, the CDSC will apply to those purchases of Class A shares of $750,000 or more.  To the extent the CDSC applies, the CDSC paid by the shareholder will be used as reimbursement for such commission.

Contingent Deferred Sales Charge (CDSC)

You may be subject to a CDSC if you sell Class A shares of the Fund.  If you bought Class A shares without an initial sales charge because your investments in the Fund aggregated over $750,000 at the time of purchase, you may incur a CDSC of up to 1.00% if you redeem those shares within 12 months of purchasing those shares. Subsequent Class A share purchases that bring your aggregate account value to $750,000 or more will also be subject to a CDSC if you redeem them within twelve months of purchasing those shares.  The CDSC will not apply to purchases of Class A shares where a selling broker or dealer did not receive compensation for the sale of such shares.  Investors should inquire with their financial intermediary regarding whether the CDSC is applicable to them.

The CDSC on Class A shares is applied to the NAV at the time of your purchase or sale, whichever is lower, and will not be applied to any shares you receive through reinvested distributions.  When you place an order to sell your Class A shares, the Fund will first redeem any shares that are not subject to a CDSC followed by those you have held the longest.

You may be able to avoid an otherwise applicable CDSC when you sell Class A shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Trust, the Underwriter or the Adviser, or for other reasons.  A CDSC that would otherwise be applied may be waived, at the discretion of the Fund, for certain sales in connection with agreements by a dealer to waive or return their commissions. Restrictions may apply to certain accounts and certain transactions. The Fund may change or cancel these terms at any time.

Reduced Sales Charges

You can reduce the initial sales charge of Class A shares by taking advantage of breakpoint opportunities in the sales charge schedules, as set forth above.  The sales charge for purchases of the Fund’s Class A shares may also be reduced for a single purchaser through a Right of Accumulation or a Letter of Intent, as described below.  To qualify for a reduced sales charge, you are responsible for notifying your dealer or BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon Investment Servicing”), the Fund’s transfer agent.  Certain transactions in Class A shares may be made at NAV as described below.  If the account owner is an entity (e.g., a trust, a qualified plan, etc.), these privileges will apply to beneficial owners and trustees.  To take advantage of these privileges, the account owner (or if applicable, the beneficial owner or trustee) through their registered representative or financial intermediary must identify and provide information to the Fund’s transfer agent regarding eligibility for these privileges.  Stated differently, investors must identify to the Fund’s transfer agent through their registered representative or financial intermediary the complete universe of eligible shareholder accounts (e.g., IRA, non-retirement, 529 plan, etc.), in order to receive the maximum breakpoint discount possible.  It is the responsibility of the shareholder through their registered representative and/or financial intermediary to ensure that the shareholder obtains the proper “breakpoint” discounts.

In order for the Fund to identify accounts opened through a financial intermediary, you or your financial intermediary must provide the Fund’s transfer agent with the applicable account numbers.

Right of Accumulation.  You may combine your shares and the shares of your spouse and your children under the age of 21 in order to qualify for the Right of Accumulation.  If you already hold Class A shares of the Fund, a reduced sales charge based on the sales charge schedule for Class A shares may apply to subsequent purchases of shares of the Fund.  The sales charge on each additional purchase is determined by adding the current market value of the shares you currently own to the amount being invested.  The reduced sales charge is applicable only to current purchases.  It is your responsibility to notify your dealer or BNY Mellon Investment Servicing, the Fund’s transfer agent, at the time of subsequent purchases that the purchase is eligible for the reduced sales charge under the Right of Accumulation.

Letter of Intent.  You may qualify for a reduced sales charge immediately by signing a non-binding Letter of Intent stating your intention to invest during the next 13 months a specified amount that, if made at one time, would qualify for a reduced sales charge.  The first investment cannot be made more than 90 days prior to the date of the Letter of Intent.  Any redemptions made during the 13-month period will be subtracted from the amount of purchases in determining whether the requirements of the Letter of Intent have been satisfied.  During the term of the Letter of Intent, BNY Mellon Investment Servicing will hold shares representing 5% of the indicated amount in escrow for payment of a higher sales charge if the full amount indicated in the Letter of Intent is not purchased.  The escrowed shares will be released when the full amount indicated has been purchased.  If the full amount indicated is not purchased within the 13-month period, your escrowed shares will be redeemed in an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge you would have had to pay on your aggregate purchases if the total of such purchases had been made at a single time.  It is your responsibility to notify your dealer or BNY Mellon Investment Servicing, the Fund’s transfer agent, at the time the Letter of Intent is submitted that there are prior purchases that may apply.

The Fund does not provide additional information on reduced sales charges on its website because the information is contained in its prospectus, which is available on the Fund’s website at www.private-cap.com.

Sales at Net Asset Value

The Fund may sell Class A shares at NAV (i.e. without the investor paying any initial sales charge) to certain categories of investors, including: (1) investment advisory clients of the Adviser or its affiliates; (2) officers and present or former Trustees of the Trust, directors and full-time employees of selected dealers or agents, the spouse, sibling, direct ancestor or direct descendant (collectively “relatives”) of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (3) officers, directors and employees of the administrator, transfer agent, underwriter and custodian and members of their immediate families; (4) authorized retirement plans serviced or sponsored by a financial intermediary, including employer sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans, and individual retirement accounts (including individual retirement accounts to which SEP contributions are made); (5) fee-based financial planners and registered investment advisers who are purchasing on behalf of their clients; (6) broker-dealers who have entered into selling agreements with the Adviser for their own accounts; (7) participants in no-transaction-fee programs of brokers that maintain an omnibus account with the Fund; and (8) financial intermediaries who have entered into an agreement with a Fund’s Underwriter to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

Certain other investors may qualify to purchase Class A shares without a sales charge, such as the Adviser, its employees and their relatives and affiliates and certain employee benefit plans for employees of the Adviser.  Please see the SAI for more information.

CLASS C SHARES

Sales of the Fund’s Class C shares are not subject to a front-end sales charge. Because Class C shares pay a higher Rule 12b-1 fee than Class A shares, Class I shares or Class R shares, Class C shares have higher expenses than Class A shares, Class I shares or Class R shares.

Distribution Plan

The Board of Trustees, on behalf of the Fund’s Class C shares, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution and service fees for the sale and distribution of its shares and for services provided to its shareholders.  Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost more than paying other types of sales charges. The distribution plan for Class C shares provides for payments of up to 1.00% of the average daily net assets of the Fund’s Class C shares.  This fee is broken down into a Rule 12b-1 distribution fee of 0.75% of average daily net assets and a shareholder service fee of 0.25% of average daily net assets.

Contingent Deferred Sales Charge (CDSC)

You may be subject to a CDSC of up to 1.00% if you redeem shares within twelve months of purchasing those shares. Subsequent Class C share purchases will also be subject to a CDSC if you redeem them within twelve months of purchasing those shares.  Investors should inquire with their financial intermediary regarding whether the CDSC is applicable to them.

The CDSC on Class C shares is applied to the NAV at the time of your purchase or sale, whichever is lower, and will not be applied to any shares you receive through reinvested distributions.  When you place an order to sell your Class C shares, the Fund will first redeem any shares that are not subject to a CDSC followed by those you have held the longest.

You may be able to avoid an otherwise applicable CDSC when you sell Class C shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Trust, the Underwriter or the Adviser, or for other reasons.  A CDSC that would otherwise be applied may be waived, at the discretion of the Fund, for certain sales in connection with agreements by a dealer to waive or return their commissions. Restrictions may apply to certain accounts and certain transactions. The Fund may change or cancel these terms at any time.

CLASS I SHARES

Sales of the Fund’s Class I shares are not subject to a front-end sales charge or a Rule 12b-1 fee.  Class I shares are typically offered to corporations or other institutions such as trusts, endowments, foundations, broker-dealers purchasing for the accounts of others or certain clients of the Adviser or its affiliates.  If you purchase Class I shares through an institutional organization, you may be charged a transaction-based fee or other fee for the services of such organization.

CLASS R SHARES

Sales of the Fund’s Class R shares are not subject to a front-end sales charge or a CDSC. Class R shares are typically offered to employee benefit plans including, but not limited to, 401(k) plans, 457 plans, 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans.  Because Class R shares pay a higher Rule 12b-1 fee than Class A shares or Class I shares, Class R shares have higher expenses than Class A shares or Class I shares.

Distribution Plan

The Board of Trustees, on behalf of the Fund’s Class R shares, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution and service fees for the sale and distribution of its shares and for services provided to its shareholders.  Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost more than paying other types of sales charges. The distribution plan for Class R shares provides for payments of up to 0.50% of the average daily net assets of the Fund’s Class R shares.

TO OPEN AN ACCOUNT THROUGH A FINANCIAL INTERMEDIARY

Shares of the Fund are only available through financial intermediaries (brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries and any other firm having a selling, administration or similar agreement).  Such financial intermediary may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares.  The financial intermediary is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests.  Purchase and redemption orders placed through a financial intermediary will be deemed to have been received and accepted by the Fund when the financial intermediary accepts the order.  Customer orders will be priced at the Fund’s NAV next computed after they are accepted by an authorized broker or the broker’s authorized designee.  Financial intermediaries may also designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf.  CONSULT YOUR INVESTMENT REPRESENTATIVE FOR SPECIFIC INFORMATION.

It is the responsibility of the financial intermediary to transmit orders for the purchase of shares by its customers to the Fund’s transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

The Fund will only accept checks drawn on U.S. currency on domestic banks.  The Fund will not accept any of the following: cash or cash equivalents, money orders, travelers checks, cashier checks, bank checks, official checks and treasurer’s checks, payable through checks, third party checks and third party transactions.

The Fund does not generally accept investments by non-U.S. persons.  Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence.  Please contact the Adviser at (239) 254-2500 for more information.

Automatic Investment Plan

You may open an automatic investment plan account for Class A and Class C shares with a $2,500 initial purchase and a $250 monthly investment.  This plan is not available for Class I or Class R shares.  The automatic investment plan provides a convenient method to have monies deducted directly from your bank account for investment in the Fund.  You may authorize the automatic withdrawal of funds from your bank account for a monthly minimum amount of $250.  The Fund may alter, modify or terminate this plan at any time. To begin participating in this plan, please complete the “Automatic Investment Plan” section found on the application.

Purchase Price

Class C, I and R shares of the Fund are sold at the NAV next determined after receipt of the request in good order.  Class A shares of the Fund are sold at the offering price, which is the NAV next determined after the request is received in good order, plus a sales charge of up to 5.00%.  “Good order” means that the purchase request is complete and includes all required information.

Networking and Sub-Transfer Agency Fees.  The Fund may directly enter into agreements with “financial intermediaries” pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts.  Payments made pursuant to such agreements are generally based on either: (i) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (ii) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also be receiving.  From time to time, the Adviser or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.  These payments may be material to financial intermediaries relative to other compensation paid by the Fund and/or the Underwriter, the Adviser and their affiliates.  The payments described above may differ and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other accounts. The financial intermediaries are not audited by the Fund, the Adviser or their service providers to determine whether such intermediary is providing the services for which they are receiving such payments.

Additional Compensation to Financial Intermediaries.  The Adviser and, from time to time, affiliates of the Adviser may also, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund.  These additional cash payments are payments over and above sales commissions or reallowances, distribution fees or servicing fees (including networking, administration and sub-transfer agency fees) payable to a financial intermediary which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to financial intermediaries that provide sub-accounting, sub-transfer agency, shareholder or administrative services or marketing support. Marketing support may include: (i) access to sales meetings or conferences, sales representatives and financial intermediary management representatives; (ii) inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs to which financial intermediaries provide more marketing support than to other sales programs on which the Adviser or its affiliates may not need to make additional cash payments to be included; (iii) promotion of the sale of the Fund’s shares in communications with financial intermediaries’ customers, sales representatives or management representatives; and/or (iv) other specified services intended to assist in the distribution and marketing of the Fund’s shares. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Adviser and its affiliates may also pay cash compensation in the form of finder’s fees or referral fees that vary depending on the dollar amount of shares sold.

The amount and value of additional cash payments vary for each financial intermediary.  The additional cash payment arrangement between a particular financial intermediary and the Adviser or its affiliates may provide for increased rates of compensation as the dollar value of the Fund’s shares or particular class of shares sold or invested through such financial intermediary increases.  The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend the Fund’s shares over the shares of other mutual funds based, at least in part, on the level of compensation paid.  A financial intermediary and its sales representatives may have similar financial incentives to recommend a particular class of the Fund’s shares over other classes of the Fund’s shares. You should consult with your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser.

Although the Fund may use financial firms that sell Fund shares to effect portfolio transactions for the Fund, the Fund and the Adviser will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For more information about these additional cash payments made to financial intermediaries, please refer to the section entitled “Additional Compensation to Financial Intermediaries” located in the SAI.

General Information About Sales Charges

Your securities dealer is paid a commission when you buy Class A shares or Class C shares.  Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy.  From time to time, some financial institutions may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

Reinvestment Privilege for Class A Shares

For a period of 60 days after you sell Class A shares of the Fund, you may reinvest your redemption proceeds in Class A shares of the Fund at NAV.  You, your broker or your financial adviser must notify the Fund’s transfer agent in writing of your eligibility to reinvest at NAV at the time of reinvestment in order to eliminate the sales charge on your reinvestment.  The Fund may require documentation to support your eligibility.

Rights Reserved by the Fund

The Fund reserves the right to:

•                  reject any purchase order;

•                  suspend the offering of shares;

•                  vary the initial and subsequent investment minimums;

•                  waive the minimum investment requirement for any investor; and

•                  redeem accounts with balances below the minimum after 30 days’ written notice.

Market Timing and Frequent Trading Policy

The Fund discourages frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position.  The Fund is not designed to accommodate market timing or short-term trading. Frequent or excessive trades into or out of the Fund in an effort to anticipate changes in market prices of the Fund’s investment portfolio is generally referred to as “market timing.”  Market timing can adversely impact the ability of the Adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of the Fund.  These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs.  Specifically, frequent trading may result in the Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances and trading in portfolio securities, each of which may increase expenses and decrease performance.  This occurs when market timers attempt to trade Fund shares when the NAV of the Fund does not reflect the value of the underlying portfolio securities.

To deter market timing and to minimize harm to the Fund and its shareholders, the Fund (i) charges a redemption fee of 2% on shares redeemed within thirty (30) days of purchase, and (ii) reserves the right to restrict, reject or cancel, without prior notice, any purchase order by market timers or by those persons the Fund believes are engaging in similar trading activity that, in the judgment of the Fund or the Adviser, may be disruptive to the Fund.  The Fund will not be liable for any loss resulting from rejected purchase orders.  No waivers of the provisions of this policy established to detect and deter marking timing and other excessive trading activity are permitted that would harm the Fund and its shareholders or would subordinate the interests of the Fund and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

The Fund’s Chief Compliance Officer (“CCO”) reviews on an as-needed basis, as determined by the CCO in coordination with the Adviser and other service providers, available information related to the trading activity in the Fund in order to assess the likelihood that the Fund may be the target of market timing or similar trading practices.  If, in its judgment, the Fund or the Adviser detects excessive, short-term trading, the Fund may reject or restrict a purchase request and may further seek to close an investor’s account with the Fund.  The Fund may modify its procedures from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances.  The Fund will apply its procedures in a manner that, in the Fund’s judgment, will be uniform.

There is no guarantee that the Fund or its agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence.

In order for a financial intermediary to purchase shares of the Fund for an “omnibus” account, in nominee name or on behalf of another person, the Trust will enter into shareholder information agreements with such financial intermediary or its agent.  These agreements require each financial intermediary to provide the Fund access, upon request, to information about underlying shareholder transaction activity in these accounts.  If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an “omnibus” account, in nominee name or on behalf of another person.  If necessary, the Fund may prohibit additional purchases of Fund shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers’ trading activities in the Fund. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Fund. If a financial intermediary fails to enforce the Fund’s excessive trading policies, the Fund may take certain actions, including terminating the relationship.

REDEMPTION OF SHARES

You may “redeem” or sell your shares on any day the Exchange is open, either directly through the Fund’s transfer agent, BNY Mellon Investment Servicing, or through your broker-dealer.  The price you receive will be the NAV next calculated after receipt of the request in good order.  “Good order” means that the redemption request is complete and includes all accurate required information including any medallion signature guarantees, if necessary.  The Fund charges a redemption fee of 2.00% on proceeds redeemed within 30 days following their acquisition (see “Redemption Fee”).

Redemption Fee

The Fund charges a redemption fee of 2.00% on proceeds redeemed within 30 days following their acquisition.  The redemption fee will be calculated as a percentage of the NAV of total redemption proceeds.  Those shares held the longest will be treated as being redeemed first and the shares held shortest as being redeemed last.  The fee will be paid directly to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund.  This redemption fee is not intended to accommodate short-term trading and the Fund will monitor the assessment of redemption fees against your account.

The 2.00% redemption fee will not be charged on the following transactions:

1.               Redemptions on shares held through retirement plans (including, without limitation, those maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code of 1986, as amended (the “Code”)  and nonqualified plans), unless the plan has the systematic capability of assessing the redemption fee at the participant or individual account level;

2.               Redemptions requested following (a) the death of a shareholder, or (b) the post-purchase “disability” or “hardship” (as such terms are defined by the Code or the rules and regulations thereunder) of the shareholder or as required by law (i.e., a divorce settlement) provided that such death, disability, hardship or other event (i.e., divorce settlement) occurs after the shareholder’s account was established with the Fund;

3.               Redemptions initiated by the Fund (e.g., for failure to meet account minimums, to pay account fees funded by share redemptions, in the event of the liquidation of the Fund);

4.               Shares acquired through the reinvestment of distributions (dividends and capital gains);

5.               Redemptions in omnibus accounts where redemptions cannot be tracked to the individual shareholder;

6.               Redemptions in connection with periodic or automatic portfolio rebalancing arrangements of certain wrap accounts or funds of funds; and

7.               Redemptions for systematic withdrawal plans.

Redemption Policies

Payment for redemptions of Fund shares is usually made within one business day, but not later than seven calendar days after receipt of your redemption request, unless the check used to purchase the shares has not yet cleared.  The Fund may suspend the right of redemption or postpone the date of payment for more than seven days during any period when: (i) trading on the Exchange is restricted or the Exchange is closed for other than customary weekends and holidays, (ii) the SEC has by order permitted such suspension for the protection of the Fund’s shareholders or (iii) an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.  The Fund will automatically redeem shares if a purchase check is returned for insufficient funds and the shareholder’s account will be charged for any loss.  The Trust reserves the right to make a “redemption in kind” payment in portfolio securities rather than cash.

TO REDEEM FROM YOUR ACCOUNT

By Mail

To redeem your shares by mail:

•                  Write a letter of instruction that includes: the name of the Fund, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

•                  Include all signatures and any additional documents that may be required.

•                  Mail your request to:

Regular mail: Private Capital Management Value Fund FundVantage Trust c/o BNY Mellon Investment Servicing P.O. Box 9829 Providence, RI 02940-8029	Overnight mail: Private Capital Management Value Fund FundVantage Trust c/o BNY Mellon Investment Servicing 4400 Computer Dr. Westborough, MA 01581-1722 (888) 568-1267

A check will be mailed to the name(s) and address in which the account is registered and may take up to seven days. The Fund may require additional documentation or a medallion signature guarantee on any redemption request to help protect against fraud.  The Fund requires a medallion signature guarantee if the redemption exceeds $50,000, the address of record has changed within the past 30 days or the proceeds are to be paid to a person other than the account owner of record.

By Telephone

To redeem your shares by telephone, call toll-free (888) 568-1267.  The proceeds will be paid to the registered owner: (i) by mail at the address on the account, or (ii) by wire to the pre-designated bank account on the fund account.  To use the telephone redemption privilege, you must have selected this service on your original account application or submitted a subsequent medallion signature guaranteed request in writing to add this service to your account.  The Fund and BNY Mellon Investment Servicing reserve the right to refuse any telephone transaction when they are unable to confirm to their satisfaction that a caller is the account owner or a person preauthorized by the account owner.  BNY Mellon Investment Servicing has established security procedures to prevent unauthorized account access.  Neither the Fund nor any of its service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine.  The telephone transaction privilege may be suspended, limited, modified or terminated at any time without prior notice by the Fund or BNY Mellon Investment Servicing.

By Wire

In the case of redemption proceeds that are wired to a bank, the Fund transmits the payment only on days that commercial banks are open for business and only to the bank and account previously authorized on your application or your medallion signature guaranteed letter of instruction.  The Fund and BNY Mellon Investment Servicing will not be responsible for any delays in wired redemption proceeds due to heavy wire traffic over the Federal Reserve System.  The Fund reserves the right to refuse a wire redemption if it is believed advisable to do so.  If you redeem your shares by wire transfer, BNY Mellon Investment Servicing charges a fee (currently $10.00) for each wire redemption.  You may also have your redemption proceeds sent to your bank via ACH.  BNY Mellon Investment Servicing does not charge for this service, however please allow 2 to 3 business days for the transfer of money to reach your banking institution.

Systematic Withdrawal Plan

Through your financial intermediary

Once you have established an account with $25,000 or more, you may automatically receive funds from your account on a monthly, quarterly or semi-annual basis (minimum withdrawal of $100).  Call toll-free (888) 568-1267 to request a form to start the Systematic Withdrawal Plan.

Selling Recently Purchased Shares

If you wish to sell shares that were recently purchased by check, the Fund may delay mailing your redemption check for up to 15 business days after your redemption request to allow the purchase check to clear.  The Fund reserves the right to reject any redemption request for shares recently purchased by check that has not cleared, and the Fund may require that a subsequent request be submitted.  The Fund charges a redemption fee of 2.00% on proceeds redeemed within 30 days following their acquisition (see “Redemption of Shares - Redemption Fee”).

Late Trading

Late trading is the practice of buying or selling fund shares at the closing price after the Fund’s NAV has been set for the day.  Federal securities laws governing mutual funds prohibit late trading.  The Fund has adopted trading policies designed to comply with requirements of the federal securities laws.

TRANSACTION POLICIES

Timing of Purchase or Sale Requests

All requests received in good order by BNY Mellon Investment Servicing or authorized dealers of Fund shares before the close of regular trading on the Exchange, typically 4:00 p.m. Eastern time, will be executed the same day, at that day’s NAV.  Such orders received after the close of regular trading of the Exchange will be executed the following day, at that day’s NAV.  All investments must be in U.S. dollars.  Purchase and redemption orders are executed only on days when the Exchange is open for trading.  If the Exchange closes early, the deadlines for purchase and redemption orders are accelerated to the earlier closing time.

New York Stock Exchange Closings

The Exchange is typically closed for trading on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Investments through Financial Intermediaries/Nominees

When you invest through a financial intermediary or nominee, such as a broker-dealer or financial adviser, the policies and fees may be different than those described here.  Financial intermediaries and nominees may charge transaction fees and set different minimum investments or limitations or procedures on buying or selling shares.  It is the responsibility of the financial intermediary or nominee to promptly forward purchase or redemption orders and payments to the Fund.  You will not be charged any additional fees by the Fund (other than those described in this prospectus) if you purchase or redeem shares directly through the Fund.

Account Minimum

You must keep at least $5,000 ($2,500 for automatic investment plan accounts) worth of shares in your Class A or Class C account to keep the account open.  If, after giving you 30 days’ prior written notice, your account value is still below $5,000 ($2,500 for automatic investment plan accounts) due to your redemptions (not including market fluctuations), the Fund may redeem your shares and send you a check for the redemption proceeds. Class I shares require a minimum balance of $750,000 (not including market fluctuations).

Medallion Signature Guarantees

The Fund may require additional documentation for the redemption of corporate, partnership or fiduciary accounts, or medallion signature guarantees for certain types of transfer requests or account registration changes.  A medallion signature guarantee helps protect against fraud. A medallion signature guarantee is required if the redemption exceeds $50,000, the address of record has changed within the past 30 days or the proceeds are to be paid to a person other than the account owner of record.  When the Fund requires a signature guarantee, a medallion signature must be provided.  A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, saving association or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association.  The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc., Medallion Signature Program (MSP).  Signature guarantees from financial institutions that are not participating in one of these programs will not be accepted.  Please call Shareholder Services toll-free at (888) 568-1267 for further information on obtaining a proper signature guarantee.

Customer Identification Program

Federal law requires the Fund to obtain, verify and record identifying information, which includes the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Fund. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, will not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Fund reserves the right (i) to place limits on transactions in any account until the identity of the investor is verified; or (ii) to refuse an investment in a Fund or to involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Fund and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

Other Documents

Additional documents may be required for purchases and redemptions when shares are registered in the name of a corporation, partnership, association, agent, fiduciary, trust, estate or other organization.  For further information, please call Shareholder Services toll-free at (888) 568-1267.

SHAREHOLDER SERVICES

Your Account

If you have questions about your account, including purchases, redemptions and distributions, you should contact your investment representative.  You may also call Shareholder Services from Monday through Friday, 8:00 a.m. to 6:00 p.m., Eastern time.  Call toll-free at (888) 568-1267.

Delivery of Shareholder Documents

To reduce expenses, the Fund mails only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts.  If you wish to receive individual copies of these documents, please call toll-free at (888) 568-1267 or, if your shares are held through a financial institution, please contact the financial institution directly.  The Fund will begin sending you individual copies within 30 days after receiving your request.

DISTRIBUTIONS

Dividends from net investment income and distributions of net capital gain, if any, are declared and paid annually to you.  The Fund will distribute net realized gains from foreign currency transactions, if any, after the end of the fiscal year in which the gain was realized.  The amount of any distribution will vary and there is no guarantee that the Fund will pay either a dividend or a capital gain distribution.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased).  All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash.  Shares become entitled to receive distributions on the day after the shares are issued.  If you invest in the Fund shortly before the ex-dividend date of a taxable distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

MORE INFORMATION ABOUT TAXES

The tax information in this prospectus is provided for general information only and should not be considered as tax advice or relied on by a shareholder or prospective investor.

General.  The Fund intends to qualify annually to be treated as a regulated investment company (a “RIC”) under the Code.  As such, the Fund will not be subject to federal income taxes on the earnings it distributes to shareholders provided it satisfies certain requirements and restrictions of the Code.  If for any taxable year the Fund fails to qualify as a RIC: (1) it will be subject to tax in the same manner as an ordinary corporation and thus will be subject to tax on a graduated basis with a maximum tax rate of 35% (for taxable years beginning prior to January 1, 2013); and (2) all distributions from its earnings and profits (as determined under federal income tax principles) will be taxable as ordinary dividend income eligible for the 15% non-corporate shareholder rate (for taxable years beginning prior to January 1, 2013) and the dividends-received deduction for corporate shareholders.

Distributions.  The Fund will make distributions to you that may be taxed as ordinary income or capital gains (which may be taxed at different rates depending on the length of time the Fund holds its assets).  The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation.  Distributions are taxable whether you reinvest such distributions in additional shares of the Fund or choose to receive cash.

Unless you are investing through a tax-deferred retirement account (such as an IRA), you should consider avoiding a purchase of Fund shares shortly before the Fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the Fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid “buying a dividend,” check the Fund’s distribution schedule before you invest.

Ordinary Income.  Net investment income, except for qualified dividends, and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.  Certain dividends distributed to non-corporate shareholders in taxable years beginning before January 1, 2013 and designated by the Fund as “qualified dividend income” are eligible for the long-term capital gains rate of 15% (0% for individuals in lower tax brackets).  Short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.

Net Capital Gains.  Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares.  For tax years beginning before January 1, 2013, the maximum individual tax rate on net long-term capital gains is 15%.

Sale or Exchange of Shares.  It is a taxable event for you if you sell shares of the Fund.  Depending on the purchase price and the sale price of the shares you sell, you may have a taxable gain or loss on the transaction.  Any realized gain will be taxable to you, and, generally, will be capital gain, assuming you hold the shares of the Fund as a capital asset.  The capital gain will be long-term or short-term depending on how long you have held your shares in the Fund.  Sales of shares of the Fund that you have held for twelve months or less will be a short-term capital gain or loss and if held for more than twelve months will constitute a long-term capital gain or loss.  Any loss realized by a shareholder on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends, if any, received by the shareholder with respect to such shares.

Medicare Contribution Tax.  Under current law, beginning in 2013, U.S. individuals with income exceeding $200,000 ($250,000, if married and filing jointly) will be subject to a 3.8% Medicare contribution tax on net investment income including interest, dividends, and capital gains.  If applicable, the tax will be imposed on the lesser of your: (i) net investment income or (ii) the excess of modified adjusted gross income over $200,000 ($250,000 if married and filing jointly).

Backup Withholding.  The Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding.  The current backup withholding rate is 28%.

State and Local Income Taxes.  This Prospectus does not discuss the state and local tax consequences of an investment in the Fund.  You are urged and advised to consult your own tax adviser concerning state and local taxes, which may have different consequences from those of the federal income tax laws.

Non-U.S. Shareholders.  Non-U.S. shareholders may be subject to U.S. tax as a result of an investment in the Fund.  This Prospectus does not discuss the U.S. or foreign country tax consequences of an investment by a non-U.S. shareholder in the Fund.  Accordingly, non-U.S. shareholders are urged and advised to consult their own tax advisers as to the U.S. and foreign country tax consequences of an investment in the Fund.

Statements and Notices. You will receive an annual statement outlining the tax status of your distributions.

This section is only a summary of some important income tax considerations that may affect your investment in the Fund.  More information regarding these considerations is included in the Fund’s SAI.  You are urged and advised to consult your own tax adviser regarding the effects of an investment in the Fund on your tax situation.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for Class A and Class I shares from October 6, 2010 (commencement of operations for Class A shares) and May 28, 2010 (commencement of operations for Class I shares) through April 30, 2012. Class C and Class R shares have not commenced operations as of the date of this prospectus.  The Fund’s fiscal year runs from May 1 to April 30. Certain information in the table reflects the financial results of a single Fund share.  The total investment return in the table represents the rate at which an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information provided has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report along with the Fund’s financial statements, is included in the Fund’s 2012 Annual Report.  The Fund’s 2012 Annual Report is incorporated by reference into the Fund’s SAI.  To request the Fund’s Annual Report, please call (888) 568-1267 or visit the website www.private-cap.com.

	Class A
	For the Year Ended April 30, 2012		For the Period October 6, 2010* to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$12.61		$10.10
Net investment loss(1)	(0.03)		(0.04)
Net realized and unrealized gain/(loss) on investments(1)	(0.16)		2.57
Net increase/(decrease) in net assets resulting from operations	(0.19)		2.53
Dividends and distributions to shareholders from:
Net investment income	—		(0.02)
Net realized capital gains	(0.30)		—
Total dividends and distributions to shareholders	(0.30)		(0.02)
Redemption fees	—	(2)	—
Net asset value, end of period	$12.12		$12.61
Total investment return(3)	(1.16)%		25.08	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,922		$1,162
Ratio of expenses to average net assets	1.25%		1.25	%(5)
Ratio of expenses to average net assets without waivers and expense reimbursements(6)	1.93%		2.02	%(5)
Ratio of net investment (loss) to average net assets	(0.26)%		(0.59	)%(5)
Portfolio turnover rate	18.19	%(7)	21.71	%(4)(7)

*                 Commencement of operations.

(1)          The selected per share data was calculated using the average shares outstanding method for the period.

(2)          Amount is less than $0.01 per share.

(3)          Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)          Not annualized.

(5)          Annualized.

(6)          During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(7)          Portfolio turnover rate excludes securities received from processing subscription-in-kind.

	Class I
	For the Year Ended April 30, 2012		For the Period May 28, 2010* to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$12.61		$10.00
Net investment income(1)(2)	—		—
Net realized and unrealized gain/(loss) on investments(2)	(0.16)		2.64
Net increase/(decrease) in net assets resulting from operations	(0.16)		2.64
Dividends and distributions to shareholders from:
Net investment income	—	(1)	(0.03)
Net realized capital gains	(0.30)		—
Total dividends and distributions to shareholders	(0.30)		(0.03)
Redemption Fees	—	(1)	—
Net asset value, end of period	$12.15		$12.61
Total investment return(3)	(0.91)%		26.39	%(4)(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$43,024		$43,914
Ratio of expenses to average net assets	1.00%		1.00	%(6)
Ratio of expenses to average net assets without waivers and expense reimbursements(7)	1.67%		1.84	%(6)
Ratio of net investment income to average net assets	(0.01)%		—	%(6)(8)
Portfolio turnover rate	18.19	%(9)	21.71	%(5)(9)

*                 Commencement of operations.

(1)          Amount is less than $0.01 per share.

(2)          The selected per share data was calculated using the average shares outstanding method for the period.

(3)          Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)          Total investment return represents performance for Class I Shares since its commencement of operations on May 28, 2010, and does not include performance of the Predecessor Account.

(5)          Not annualized.

(6)          Annualized.

(7)          During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(8)          Amount is less than 0.01%.

(9)          Portfolio turnover rate excludes securities received from processing subscription-in-kind.

PRIVATE CAPITAL MANAGEMENT VALUE FUND

of

FundVantage Trust

(888) 568-1267

FOR MORE INFORMATION

For additional information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports.

These reports contain additional information about the Fund’s investments including performance data, information on the Fund’s portfolio holdings and operating results, for the most recently completed fiscal year or half-year.  The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.  The Fund’s annual and semi-annual reports are available, free of charge, by calling (888) 568-1267 or on the Fund’s website at www.private-cap.com.

Statement of Additional Information (SAI).

The SAI provides additional technical and legal descriptions of the Fund’s policies, investment restrictions, risks and business structure, including a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities holdings.  The information in the SAI, as supplemented from time to time, is incorporated into this prospectus by this reference.  This means that the SAI, for legal purposes, is part of this prospectus.  The SAI is available, free of charge, by calling (888) 568-1267 or on the Fund’s website at www.private-cap.com.

Shareholder Inquiries.

Copies of these documents and answers to questions about the Fund, including information on how to purchase or redeem Fund shares, may be obtained free of charge by contacting:

Private Capital Management Value Fund

FundVantage Trust

c/o BNY Mellon Investment Servicing
P.O. Box 9829
Providence, RI 02940-8029

(888) 568-1267

8:00 a.m. to 6:00 p.m. Eastern time

Securities and Exchange Commission.  Reports and information about the Fund (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC’s website at http://www.sec.gov.  Such information can also be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or, by writing the SEC’s Public Reference Room, Washington, D.C., 20549-1520. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

The investment company registration number is 811-22027.